Exhibit 10.7

FORM OF

PRICE LOCK-IN CONFIRMATION

BETWEEN

<SELLER>

AND

SNYDER BROTHERS, INC.

SNYDER BROTHERS, INC.	P.O. Box 1022 Kittanning, PA 16201 Ph: 724-548-8101 Fax: 724-545-8243

PRICE LOCK-IN CONFIRMATION

Customer Information

Company Name:	Snyder ❑ Sale	Snyder ☒ Purchase

Contact Name:	FAX #:

Contract Information

Term of Contract:	Contract Number:

Volume:

Price:

Delivery Point:

Lock-In Information

Term of Lock-in:

Volume:

Lock-In Price:	Lock-in Date:

Add-On Price:

Total Price:

BUYER	SELLER
Snyder Brothers Inc.
P.O. Box 1022, 1 Glade Park East
Kittanning, PA 16201
Phone: 724-548-8101
Fax: 724-545-8243

BY:	BY:

TITLE:	TITLE:
DATE:	DATE: